Exhibit 99.2

Centerline Holding Company Financial Overview 2Q12 | June 30, 2012

CENTERLINE CAPITAL GROUP Table of Contents Centerline Corporate Overview pg 3 Equity Ownership Summary pg 6 Supplemental Financial Information pg 8 Glossary pg 21 Corporate Office 100 Church Street, 15th Floor New York, NY 10007 Phone: 212-317-5700 Fax: 212-588-2010 www.centerline.com OTC Symbol: CLNH Investor Contacts Michael Larsen Chief Financial Officer and Treasurer 212-317-5727 Denise Bernstein Investor Relations 212-521-6451 This presentation contains forward-looking statements about Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie Mac B-Certificate; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

CENTERLINE CAPITAL GROUP Centerline Corporate Overview

* Corporate Overview Centerline Capital Group (“Centerline”), a subsidiary of Centerline Holding Company (OTC:CLNH), provides real estate financing and asset management services, focused on affordable and conventional multifamily housing. We offer a range of debt financing, equity investment products, and asset management services to developers, owners and investors. Our core businesses include: Low-Income Housing Tax Credit (“LIHTC”) syndication, fund management, and asset management Affordable and conventional multifamily lending, primarily as a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider, and Ginny Mae seller services Centerline, or its predecessor companies, has been in continuous operation since 1972. Affordable Housing Equity and Asset Management Centerline has been a leader in the affordable housing industry since creation of the LIHTC program in 1986. We have raised over $10.0 billion in equity from institutional and retail investors as a sponsor of 137 public and private real estate investment funds. Today, we manage $9.3 billion of investor equity within 116 funds. Centerline is invested in 1,180 affordable multifamily rental assets in 45 U.S. states. Mortgage Banking and Affordable Housing Debt We started in the agency mortgage loan industry in 1988; our current agency mortgage loan portfolio stands at about $11.5 billion. Since 1988 we have originated over $8 billion in Fannie Mae loans, and we have originated over $2.7 billion in Freddie Mac loans since 1996.

MORTGAGE BANKING We provide mortgage financing for conventional multifamily properties across the United States. Centerline originates loans for multifamily properties, manufactured housing and student housing, as well as bridge loans for multifamily properties that meet Government Sponsored Enterprises criteria. We also have the capability to provide small loans, and non-agency financing executions on multifamily assets. ASSET MANAGEMENT We monitor and manage a portfolio of multifamily real estate assets comprising approximately 148,000 units. We manage properties for our investors’ proprietary and multi-investor funds, as well as Centerline’s own portfolio. Our primary goal is to avoid, mitigate and manage risk for the assets we oversee while maximizing returns to our investors. We work closely with our developer partners, property management firms and other service providers ensuring we meet our goals. * Business Groups AFFORDABLE HOUSING DEBT We offer a broad range of financing options and deal structuring expertise to developers, owners, and managers of affordable housing communities. Centerline uses its Fannie Mae DUS license, Freddie Mac TAH license, FHA MAP designation along with other strategic partnerships to provide alternatives for all forms of affordable housing debt needs including: tax-exempt bonds, taxable financings, forward commitments, moderate and substantial rehabilitation, bridge loans, and preservation transactions. AFFORDABLE HOUSING EQUITY We invest capital raised from institutional investors as equity in affordable housing tax credit developments. We structure, market and manage new tax credit funds, originate affordable housing equity investments nationwide, and offer disposition and refinancing services to maximize asset value. Centerline raises equity capital from a range of banks, insurance companies and corporate investors. We invest this capital in properties developed by national and local real estate developers.

CENTERLINE CAPITAL GROUP Equity Ownership Summary

* Equity Ownership as of June 30, 2012 (1) The FDIC, in its capacity as Receiver, is the record owner of common shares on behalf of the following entities: California National Bank, California Savings Bank, San Diego National Bank, Indy Mac Bank, F.S.B., North Houston Bank, and Community Bank & Trust. (2) Shareholders are subject to Lock-Up Agreements pursuant to which they may not offer, sell, offer to sell, contract to sell, grant and option to purchase or otherwise sell or dispose of any of their Centerline equity interests.

CENTERLINE CAPITAL GROUP Supplemental Financial Statements The accompanying “As Adjusted” balance sheets and statements of operations are not in accordance with GAAP, are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

* Consolidated Balance Sheet (1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Refer to Page 16 for further details.

* As Adjusted Balance Sheet Asset Detail

* As Adjusted Balance Sheet (cont.) Liability Detail

* Consolidated Statement of Operations (2Q12) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.

* Consolidated Statement of Operations (1H12) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues. Amounts calculate to zero when rounded.

* Q2 2012 As Adjusted Income Statement Revenue & Equity Income Detail

* 1H 2012 As Adjusted Income Statement Revenue & Equity Income Detail

* Q2 2012 Detailed As Adjusted Balance Sheet (1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

* Q4 2011 Detailed As Adjusted Balance Sheet (1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

* Q1 2012 Detailed As Adjusted Income Statement Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Refer to pages 21 and page for further details. Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.

* Q1 2012 Detailed As Adjusted Income Statement Refer to page 20 and the "Glossary" on page 21 for further details. Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.

* P&L Adjustments - Details Consolidated Partnerships Centerline’s operating results include the results of Tax Credit Fund Partnerships as well as Property Partnerships that Centerline controls and that are required to be consolidated pursuant to various accounting pronouncements but in which it has practically no economic interest in. As Centerline has no economic interest in these partnerships, the net losses they generated were allocated almost entirely to the Partnerships' investors. The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement. Given the above, the Company is presenting its operating results adjusted to exclude the impact of such partnerships’ consolidation. Mortgage Revenue Bonds For GAAP reporting purposes, consummation of the December 2007 Re-Securitization with Freddie Mac constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment. The Company is presenting its operating results adjusted to reflect all mortgage revenue bonds included in the December 2007 Re-Securitization as sold. The balance sheet adjustments primarily relate to cash and deposits receivable which collateralize credit intermediation agreements, outstanding under a senior credit facility with no recourse to Centerline, loss reserves for credit intermediation agreements, deferred income, and fees payable for the restructuring of certain credit intermediation agreements. The income statement adjustments primarily relate to fee income on credit intermediation agreements, provision for losses on credit intermediation agreements, fee expense relating to certain restructured credit intermediation agreements and equity income on the investment in Credit Risk Product subsidiaries. Centerline Equity Issuer Trust (“EIT”) Centerline’s operating results include the income related to Series A-1 Freddie Mac Certificates, and expenses related to preferred shares issued by EIT, a special purpose entity. Such preferred shares are secured by EIT’s assets, are non-recourse to Centerline and shares are fully defeased in principle and maturity by the Freddie Mac A-1 certificates. Accordingly, the Company is presenting its operating results adjusted to exclude the impact of EIT’s consolidation. Credit Risk Products In March 2010, a series of transactions were entered into whereby our obligations under back to back credit default swaps issued to two counterparties where assigned and assumed by certain isolated special purpose entities, relieving the Company’s assets from exposure to potential contingent liabilities. While the credit default counterparties have significant consent rights with respect to key activities of the isolated special purpose entities, the Company consolidates the isolated special purpose entities for GAAP purposes. The Company has adjusted its operating results to reflect such isolated special purpose entities as if they were equity method investments.

* Glossary